ADVANCED SERIES TRUST

AST Lord Abbett Core Fixed Income Portfolio

Supplement dated March 20, 2018
to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (the Trust) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for the AST Lord Abbett Core Fixed Income Portfolio (the Portfolio or the Target Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus and SAI.

The Board of Trustees of the Trust, on behalf of the Target Portfolio, recently approved the reorganization (the Reorganization) of the Target Portfolio into the AST Western Asset Core Plus Bond Portfolio (the Acquiring Portfolio), each a series of the Trust, subject to shareholder approval.

The Reorganization is subject to approval by the shareholders of the Target Portfolio. It is anticipated that a proxy statement/prospectus relating to the proposed Reorganization will be mailed to the Target Portfolio shareholders on or about June 25, 2018 and that the special meeting of the Target Portfolio shareholders will be held on August 7, 2018.

Pursuant to the proposed Reorganization, the assets and liabilities of the Target Portfolio would be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders would become shareholders of the Acquiring Portfolio. No sales charges would be imposed in connection with the proposed Reorganization. The Acquiring Portfolio shares to be received by the Target Portfolio shareholders in the proposed Reorganization would be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the proposed Reorganization. Each of the Target Portfolio and Acquiring Portfolio anticipate obtaining an opinion of counsel to the effect that the proposed Reorganization would not result in any adverse federal income tax consequences to either the Target Portfolio or the Acquiring Portfolio or their respective shareholders. If the required shareholder approval is obtained and all required closing conditions are satisfied, including receipt of the tax opinion, it is expected that the proposed Reorganization will be completed in or around the third quarter of 2018 or as soon as reasonably practicable once shareholder approval is obtained.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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